Exhibit 99.1

Contacts:

Ronald J. Carlson, Chairman of the Board, President and CEO

858-875-2005

James Burgess, EVP and Chief Financial Officer

858-875-2008

NEWS RELEASE

1st Pacific Bancorp Announces Annual Meeting Dates

San Diego, Calif.  —September 22, 2009 —Today 1st Pacific Bancorp (Nasdaq: FPBN), the holding company for 1st Pacific Bank of California, announced that its board of directors has set the date of the 2009 Annual Meeting of Shareholders as Wednesday, December 16, 2009, at 7:30 a.m. at the La Jolla Marriott Hotel, 4240 La Jolla Village Dr., La Jolla, Calif., 92037.  The board also set the close of business on Friday, October 30, 2009, as the record date for shareholders entitled to vote at the company’s 2009 Annual Meeting of Shareholders.

1st Pacific Bancorp plans to file a proxy statement in connection with the 2009 Annual Meeting of Shareholders with the Securities and Exchange Commission (SEC) and to mail shareholders the proxy statement prior to the Annual Meeting.  Shareholders also will be able to obtain a free copy of 1st Pacific Bancorp’s 2009 proxy statement via the SEC’s web site at www.sec.gov and through the company’s website at www.1stpacbank.com.  The proxy statement may also be obtained free of charge by directing a request to Patricia Avery, 1st Pacific Bank of California, 9333 Genesee Ave, Suite 300, San Diego, CA 92121, tel. 858-875-2006.

About 1st Pacific Bancorp

1st Pacific Bancorp is the holding company for 1st Pacific Bank of California, San Diego’s leading local business bank. The bank offers a full complement of business products and services to meet the financial needs of professional firms, small- to mid-sized businesses, their owners and the people who work there. 1st Pacific Bank has a total of eight banking offices located in San Diego County in the University Towne Center area, the Tri-Cities area of Oceanside, Mission Valley, Inland North County, El Cajon, La Jolla Village, Solana Beach and downtown San Diego.

On July 16, 2009, 1st Pacific Bancorp and First Business Bank NA (FBBN.OB) announced that they had signed a definitive merger agreement under which 1st Pacific Bancorp will be acquired by the shareholders of First Business Bank NA and 1st Pacific Bank of California, 1st Pacific Bancorp’s banking subsidiary, will merge with First Business Bank, all pending Regulatory and Shareholder Approval.

Forward-Looking Statements

This release may contain forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and, accordingly, the cautionary statements contained in 1st Pacific Bancorp’s Annual Report on Form 10-K for the year ended Dec. 31, 2008 (See Item I — Business, and Item 7 — Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission or the Board of Governors of the Federal Reserve System are incorporated herein by reference. These factors include, but are not limited to: the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; the ability to efficiently incorporate acquisitions into current operations; the ability of the two institutions to increase their customer bases; the effect of regulatory and legislative action; and regional and general economic conditions. Actual results and performance in future periods may be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. First Business Bank and 1st Pacific Bancorp expressly disclaim any obligation to update or revise any forward-looking statements found herein to reflect any changes in their expectations of results or any change in events.

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Participants in a Solicitation

This release does not constitute an offer to sell securities or a solicitation of an offer to buy and does not constitute solicitation material in respect of the proposed acquisition of 1st Pacific Bancorp by First Business Bank.  In connection with the proposed transaction, First Business Bank and 1st Pacific Bancorp will prepare a Proxy Statement/Prospectus containing all relevant disclosures which either will be filed with the SEC or, pursuant to an exemption, will be filed with the California Department of Corporations. SHAREHOLDERS OF 1ST PACIFIC BANCORP AND FIRST BUSINESS BANK ARE URGED TO READ THE PROXYSTATEMENT/ PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT 1ST PACIFIC BANCORP AND FIRST BUSINESS BANK AND THE PROPOSED TRANSACTION. The Proxy Statement/Prospectus will be mailed to shareholders in advance of special meetings of shareholders that will be held to consider the proposed transaction.

First Business Bank, 1st Pacific Bancorp, and their directors, executive officers and other members of their management and employees, may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information about the directors and executive officers of First Business Bank and 1st Pacific Bancorp and their stock ownership of their respective institution will be included in the Proxy Statement/Prospectus, when it becomes available.

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